                                                                       EXHIBIT 3

                                             [LOGO OF XM SATELLITE RADIO APPEARS HERE]
      NUMBER                                                                                                    SHARES
XM

                                                 XM SATELLITE RADIO HOLDINGS INC.
   CLASS A                             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 SEE REVERSE FOR
COMMON STOCK                      THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY         CERTAIN DEFINITIONS
                                                                                                           CUSIP 983759 10 1

THIS CERTIFIES THAT




is the owner of

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE CLASS A COMMON STOCK OF
-------========================================== XM SATELLITE RADIO HOLDINGS INC. =========================================--------
                                                       CERTIFICATE OF STOCK
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the
Certificate of Incorporation of the Corporation, and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder of this Certificate, by acceptance hereof, assents.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                                                                            SPECIMEN

Dated:        9-21-99                                                                                       9-21-99
                                   [XM SATELLITE RADIO HOLDINGS INC. CORPORATE SEAL APPEARS HERE]
        /s/ Joseph M. Titlebaum                                                                       /s/ Hugh Panero
        -----------------------                                                                       ----------------------
                SECRETARY                                                                                   PRESIDENT & CEO

COUNTERSIGNED AND REGISTERED:
        BankBoston, N.A.

BY   /s/                                TRANSFER AGENT
     -----------------------            AND REGISTRAR

                                AUTHORIZED SIGNATURE


                       XM SATELLITE RADIO HOLDINGS INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -as tenants in common
   TEN ENT -as tenants by the entireties
   JT TEN -as joint tenants with right of survivorship and not as tenants in common

    UNIF GIFT MIN ACT-            CUSTODIAN
                      ------------         -----------
                        (Cust)               (Minor)
                      under Uniform Gifts to Minors Act

                      ---------------------------------
                                   (State)
   UNIF TRANS MIN ACT-            Custodian
                      ------------         -----------
                         (Cust)               (Minor)
                      under Uniform Transfers to Minors Act

                      ---------------------------------
                                   (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received,                                         hereby sell, assign
                   -----------------------------------------
and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------------------------

-----------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE OWNERSHIP OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION OF XM SATELLITE RADIO HOLDINGS INC. (THE "CORPORATION"), WHICH (i) PROHIBITS THE RECORD OR BENEFICIAL OWNERSHIP OF ANY SECURITIES BY AND PERSON WHOSE OWNERSHIP THEREOF WOULD CONSTITUTE A VIOLATION OF SECTION 310(a) OR 310(b) OF THE COMMUNICATIONS ACT OF 1934, AS AMENDED, OR ANY SIMILAR SUCCESSOR FEDERAL STATUTES, AND (ii) PROVIDES THAT THE CORPORATION SHALL HAVE THE RIGHT TO REDEEM ANY SECURITIES OWNED IN VIOLATION OF THE FOREGOING. A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE CORPORATION.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.